LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED FEBRUARY 19, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION OF

CLEARBRIDGE EQUITY INCOME FUND,

DATED MAY 1, 2014

Effective on or about May 1, 2015, the name of the fund is changed to ClearBridge Dividend Strategy Fund.

Effective on or about May 1, 2015, the first two paragraphs of the section of the SAI titled “INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES” are replaced with the following text:

The fund seeks dividend income, growth of dividend income and long-term capital appreciation.

Under normal circumstances, the fund will invest at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities or other investments with similar economic characteristics that pay dividends or are expected to initiate their dividends over time.

Please retain this supplement for future reference.

CBAX113609